Finance Income (Expense)	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Finance Income (Expense)

14. Finance Income (Expense)

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
	(euros in thousands)
Finance income
Interest income and similar related income	476	494	1,028	834
Net gain on foreign exchange	—	6,917	871	4,111

	476	7,411	1,899	4,945

Finance costs
Interest expense	(61)	(1)	(96)	(1)
Net loss on foreign exchange	(1,083)	—	—	—

	(1,144)	(1)	(96)	(1)

Total finance income (expense)	(668)	7,410	1,803	4,944

Interest income primarily results from interest earned on cash held on account and accretion of investment earnings. The Company experienced losses on its U.S. dollar denominated cash, cash equivalents and investments of approximately €1.1 million and gains of €0.9 million for the three and six months ended June 30, 2019, respectively, as compared to gains of €6.9 million and €4.1 million for the three and six months ended June 30, 2018. The Company presents foreign currency gains and losses on a net basis as either finance income or finance expense depending on whether foreign currency movements are in a net gain or net loss position. As of June 30, 2019, the Company held approximately $31.1 million and $54.5 million in U.S. dollar denominated cash and cash equivalent accounts and investment accounts, respectively, subject to the fluctuation in foreign currency between the euro and U.S. dollar.